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                                                                  EXHIBIT 10.14



                       FOURTH AMENDMENT TO LOAN DOCUMENTS
                       ----------------------------------


         AMENDMENT dated as of February 28, 1996 (the "AMENDMENT") by and among SOFTKEY INC., a Minnesota corporation ("SOFTKEY"), SCHOOLCO INC., a Minnesota corporation ("SCHOOLCO"), SOFTKEY MULTIMEDIA INC., a Massachusetts corporation ("MULTIMEDIA"), and THE LEARNING COMPANY, a Delaware corporation (each a "BORROWER" and collectively the "BORROWERS"), FLEET BANK OF MASSACHUSETTS, N.A., a national banking association (together with its successors, the "BANK"), and, exclusively for purposes of the releases from liability in Section 3 hereof, COMPTON'S NEW MEDIA, INC., a California corporation, and COMPTON'S LEARNING COMPANY, a Delaware corporation.

                              PRELIMINARY STATEMENT

         1. SoftKey and its corporate affiliates SchoolCo, Kidsco Inc., a Delaware corporation, Cubsco I Inc., a California corporation, and Cubsco II Inc., a Delaware corporation, each a wholly-owned subsidiary of SoftKey International Inc., a Delaware Corporation ("SOFTKEY INTERNATIONAL") (SoftKey and such affiliates being collectively referred to herein as the "ORIGINAL BORROWERS"), are parties with the Bank to a Credit Agreement dated as of September 30, 1994, as previously amended by a letter amendment dated as of December 5, 1994, a Second Amendment to Loan Documents dated as of May 17, 1995 and a Third Amendment to Loan Documents dated as of December 22, 1995 (the "CREDIT AGREEMENT"), pursuant to which the Bank agreed to make Revolving Line of Credit Loans to SoftKey and the other Original Borrowers up to a maximum aggregate principal amount of $50,000,000. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Credit Agreement.

         2. Pursuant to certain plans of reorganization and merger, Kidsco Inc. has merged with and into The Learning Company, Cubsco I Inc. has merged with and into Compton's New Media, Inc., and Cubsco II Inc. has merged with and into Compton's Learning Company. As a consequence of these mergers, (A) The Learning Company, Compton's New Media, Inc., and Compton's Learning Company are the legal successors to Kidsco Inc., Cubsco I Inc. and Cubsco II Inc., respectively; and
(B) each of these successor corporations is a wholly-owned subsidiary of SoftKey International.

         3. Multimedia is a wholly-owned subsidiary of SoftKey International formed for the exclusive purpose of holding title to certain intellectual property and licensing such intellectual property to SoftKey or its corporate affiliates.

         4. The Bank, the Borrowers, Compton's New Media, Inc., and Compton's Learning Company wish to amend certain provisions of the Credit Agreement and the other Loan Documents on the terms set forth herein, including, without limitation, by (A) adding Multimedia as a coBorrower with SoftKey, SchoolCo and The Learning Company under the Credit Agreement and the other Loan Documents,
(B) deleting Compton's New Media, Inc., and Compton's Learning Company as co-Borrowers with SoftKey, SchoolCo and the New Subsidiaries (as defined below) under the Credit Agreement and the other Loan Documents, (C) confirming that The Learning Company has become a co-Borrower with SoftKey, SchoolCo and Multimedia under the Credit Agreement and the other Loan Documents and (D) making certain arrangements regarding the holding, licensing and hypothecation of certain intellectual property now or in the future owned by Multimedia, SoftKey or their corporate affiliates. Multimedia and The Learning Company are collectively referred to herein as the "NEW SUBSIDIARIES".



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         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


Section 1.  Amendments to Credit Agreement.
            ------------------------------

         1.1 Section 3.2 is hereby amended by changing the references in subsection (a) to "the Borrower" to "SoftKey" and by inserting immediately following such subsection (a) the following new subsection (b):

                           "(b) Each of the New Subsidiaries agrees to grant to the Bank a security interest in, and a lien on, all right, title and interest of such New Subsidiary in and to substantially all the assets of such New Subsidiary and to enter into a security agreement (or amended and restated security agreement as the case may be) (collectively, the "NEW SUBSIDIARY SECURITY AGREEMENTS") in order to secure payment and performance of the Borrowers' obligations to the Bank under this Agreement, the Note and the other Loan Documents."

         1.2 Section 3.2 is hereby further amended by inserting at the end thereof the following:

         "In order to secure the obligations of the Guarantor under Guaranty, the Guarantor shall enter into an amended and restated pledge agreement in the form previously agreed upon by the Guarantor and the Bank (the "NEW PLEDGE AGREEMENT"), pursuant to which the Guarantor shall pledge to the Bank all the outstanding shares of capital stock of SoftKey, SchoolCo and the New Subsidiaries."

         1.3 Section 5 is hereby amended by inserting the following new Sections 5.18 and 5.19 after Section 5.17:

                  "5.18 NEW SUBSIDIARIES. Each of the New Subsidiaries is a corporation duly organized, validly existing and in corporate good standing under the laws of the jurisdiction under whose laws it purports to be organized. Each of the New Subsidiaries is duly qualified to transact business as a foreign corporation (or is in the process of so qualifying) and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character or location of the properties owned or leased by it requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. Each of the New Subsidiaries has the corporate power and authority to own its properties and to carry on its business as now being conducted

                  "5.19 OPERATIONS OF SOFTKEY MULTIMEDIA INC. Multimedia has engaged in no business or activity other than owning, holding and maintaining Intellectual Property and licensing such Intellectual Property, on an exclusive basis, to SoftKey or its U.S. Affiliates."

         1.4 Section 6 is hereby amended by inserting the following new Sections 6.12 and 6.13 after Section 6.11:

                  "6.12 Hypothecation of Intellectual Property.
                        --------------------------------------

                           (a) The Borrowers shall take all necessary action to provide the Bank, on or before February 28, 1996, with a comprehensive list and description of all registered copyrights and trademarks and all patents owned by any of the Borrowers, together with information as to relative dollar sales of the software products to which such items of intellectual property relate. The Borrowers shall update such list
         (i) annually, (ii) semi-
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         annually upon request of the Bank and (iii) more frequently upon request of the Bank if an Event of Default has occurred and is continuing.

                           (b) Each Borrower shall take, on or before March 15, 1996, all necessary action, including the execution and delivery of trademark security agreements, copyright security agreements and any other instruments requested by the Bank (collectively, "INTELLECTUAL PROPERTY ASSIGNMENTS"), to provide the Bank with first-priority security interests relating to (i) each registered trademark of a corporate name of a Borrower, and (ii) each registered trademark and registered copyright for the Designated Software Products. For purposes hereof, "Designated Software Products" shall mean the individual software products of the Borrowers identified on SCHEDULE B hereto; PROVIDED, HOWEVER, the Bank reserves the right to modify and supplement the list of Designated Software Products from time to time based upon the updated lists of intellectual property furnished pursuant to
         Section 6.12. In addition, upon the occurrence and continuance of an Event of Default, each Borrower shall take such action, including the execution and delivery of additional Intellectual Property Assignments, as the Bank may from time to time request with respect to all other items of Intellectual Property of the Borrowers.

                  "6.13 Assignment of Certain Intellectual Property.
                        -------------------------------------------

                           (a) Each Borrower other than Multimedia that is a U.S. Affiliate of the Borrower shall by March 15, 1996 take all necessary action to assign to Multimedia any and all trademarks and registered copyrights issued or granted to it, or acquired by it, or arising in its favor, on or after January 1, 1996.

                           (b) Each Borrower shall promptly take all necessary action to cause each of its present or future U.S. Affiliates to comply with the provisions of subsection (a) of this Section 6.13."

         1.5  Section 7 is hereby amended by inserting the following new Section
7.16 after Section 7.15:

                  "7.16 OPERATIONS OF SOFTKEY MULTIMEDIA INC. Multimedia shall not engage in any business or activity other than owning, holding and maintaining Intellectual Property and licensing such Intellectual Property, on an exclusive basis, to SoftKey or its Affiliates."

         1.6 Section 9 is hereby amended by restating the definition of "Borrowers" and "Security Instruments" as follows:

                  ""BORROWERS" shall mean SoftKey, SchoolCo, and each of the New Subsidiaries."

                  ""SECURITY INSTRUMENTS" means, collectively, the security agreements executed by SoftKey, SchoolCo and the New Subsidiaries, including without limitation the New Subsidiary Security Agreements, and each other instrument or agreement that purports to secure the Obligations of the Borrowers to the Bank."

         1.7 Section 9 is hereby further amended by inserting the following additional definitions in alphabetical order:

                  ""NEW SUBSIDIARIES" shall mean The Learning Company and Multimedia."

                  ""NEW SUBSIDIARY SECURITY AGREEMENTS" has the meaning set forth in Section 3.2(b)."



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         1.8  Section 10.15 is hereby restated in its entirety as follows:

                  "10.15 SOFTKEY AS AGENT FOR BORROWERS. SchoolCo and each New Subsidiary hereby appoints SoftKey as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, schedules, revisions, financial statements or any other written or oral communications hereunder or under the Loan Documents. SoftKey shall keep complete, correct and accurate records of all Revolving Line of Credit Loans and the application of proceeds thereof, all Letters of Credit and all payments in respect of Revolving Line of Credit Loans and other amounts due hereunder. SoftKey shall determine the allocation of proceeds of Revolving Credit Loans among the Borrowers. The Bank is hereby entitled to rely on any communications given or transmitted by SoftKey as if such communication were given or transmitted by each and every Borrower; PROVIDED, HOWEVER, that any communication given or transmitted by any Borrower other than SoftKey shall be binding with respect to such Borrower. Any communication given or transmitted by the Bank to SoftKey shall be deemed given and transmitted to each and every Borrower."

         1.9 The Credit Agreement is hereby further amended by appending thereto immediately following Schedule A thereto a new schedule to be entitled "Schedule B -- Designated Software Products" in the form appended hereto as SCHEDULE B.

Section 2. Amendments to Other Loan Documents.
           ----------------------------------

         2.1 (a) The definition of "Secured Obligations" in the Security Agreement dated as of September 30, 1994 between SoftKey and the Bank (the "SOFTKEY SECURITY AGREEMENT") is hereby amended by deleting the phrase "all obligations of the Company to the Bank" appearing in the first line thereof and substituting in lieu thereof the phrase

         "all obligations to the Bank of the Company, SoftKey Multimedia Inc., The Learning Company, SchoolCo Inc., the respective successors of the foregoing corporations and any other corporation or entity that shall in the future become a "Borrower" for purposes of the Credit Agreement".

              (b) The SoftKey Security Agreement is hereby further amended by making such other changes thereto as may be necessary or appropriate to reflect the amendment to the definition of "Secured Obligations" set forth in
Section 2.1(a) hereof.

         2.2 (a) The definition of "Borrowers" in the Security Agreement dated as of December 22, 1995 between SchoolCo and the Bank (the "SCHOOLCO SECURITY AGREEMENT") is hereby amended and restated in its entirety as follows:

                  ""BORROWERS" means the Company, SoftKey, The Learning Company and SoftKey Multimedia Inc., together with the respective successors of the foregoing corporations and any other corporation or entity that shall in the future become a "Borrower" for purposes of the Credit Agreement."

              (b) The SchoolCo Security Agreement is hereby further amended by making such other changes thereto as may be necessary or appropriate to reflect the amendment to the definition of "Borrowers" set forth in Section 2.2(a) hereof.

Section 3. RELEASE OF AND BY COMPTON'S NEW MEDIA, INC. AND COMPTON'S LEARNING COMPANY.

         The Bank, Compton's New Media, Inc., the corporate successor to Cubsco I Inc. ("CUBSCO I") and Compton's Learning Company, the corporate successor to Cubsco II Inc. ("CUBSCO II"),


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hereby release one another from any and all obligations, debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands and liabilities whatsoever of every name and nature, both at law and in equity, arising under, involving, or in any way relating to Cubsco I's or Cubsco II's having been a party to the Credit Agreement, the Note and a certain Security Agreement in connection therewith. The Bank agrees to deliver termination statements termininating UCC financing statements previously executed by Cubsco I and Cubsco II.

Section 4.  Conditions of Effectiveness.
            ---------------------------

         This Amendment shall be deemed effective as of February 28, 1996 (the "EFFECTIVE DATE"), provided that the Bank shall have received the following on or before such date:

                  (a) two copies of this Amendment executed by each Borrower, Compton's New Media, Inc., and Compton's Learning Company;

                  (b) the Second Amendment to Guaranty in the form enclosed duly executed by the Guarantor;

                  (c) an amended and restated promissory note in the form enclosed duly executed by each Borrower (the "AMENDED NOTE");

                  (d) an amended and restated pledge agreement in the form enclosed herewith (the "NEW PLEDGE AGREEMENT") duly executed by the Guarantor, together with stock certificates representing all the outstanding shares of capital stock of SoftKey, SchoolCo and each of the New Subsidiaries together with stock powers executed in blank;

                  (e) the New Subsidiary Security Agreements, duly executed by each of the New Subsidiaries, pursuant to which each such New Subsidiary grants to the Bank a security interest in all its assets, together with such UCC financing statements as the Bank may request duly executed by each such New Subsidiary;

                  (f) a certificate of the Secretary or Assistant Secretary of each of SoftKey and SchoolCo as to resolutions of the Board of Directors of SoftKey and SchoolCo authorizing this Amendment and the Amended Note;

                  (g) a certificate of the Secretary or Assistant Secretary of each New Subsidiary certifying as to (i) the charter and by-laws of each such corporation; (ii) resolutions of the Board of Directors of such entity authorizing the transactions and the execution of the documents contemplated hereby; and (iii) the incumbency and specimen signatures of the officers of such corporation authorize to execute and deliver this Amendment, the Amended Note, the New Subsidiary Security Agreement and any other Loan Documents;

                  (h) a Certificate of the Secretary or Assistant Secretary of the Guarantor as to resolutions of the Board of Directors of the Guarantor authorizing the New Pledge Agreement and the Consent;

                  (i) opinions of counsel to each of SoftKey, SchoolCo, the New Subsidiaries and the Guarantor in a form reasonably acceptable to the Bank; and

                  (j) a certificate of the chief financial officer of SoftKey to the effect that each of the acquisitions of The Learning Company, Compton's New Media, Inc., and Compton's Learning Company has been consummated substantially in accordance with the acquisition terms and conditions previously disclosed to the Bank and attaching true and complete copies of the operative acquisition documents.


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Section 5. SPECIAL COVENANTS AND REPRESENTATIONS WITH REGARD TO THE ADDITION OF
THE NEW SUBSIDIARIES AS CO-BORROWERS.

         5.1 The Learning Company does hereby assume and agree to perform all of the obligations of its respective Acquisition Subsidiary and corporate predecessor of whatever kind under and pursuant to the Credit Agreement and the other Loan Documents to which such Acquisition Subsidiary was a party. Each of the New Subsidiaries hereby agrees, jointly and severally with SoftKey and SchoolCo, to be bound by the terms and conditions of the Credit Agreement and shall, for all purposes thereunder, be a "Borrower", as of the Effective Date.

         5.2 Each of the New Subsidiaries, jointly and severally with SoftKey and SchoolCo, hereby represents, warrants and covenants to the Bank that after giving effect to this Amendment and to the transactions contemplated hereby:

              (a) The execution, delivery and performance by each New
         Subsidiary of this Amendment, the Amended Note and the Security Instruments to which it is a party will directly and indirectly inure to the benefit of such New Subsidiary, are in pursuit of its business purposes as an integral part of the business conducted and proposed to be conducted by SoftKey together with such New Subsidiary and are reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by it. By virtue of the foregoing, among other things, each New Subsidiary is receiving at least reasonably equivalent consideration from the Bank for its obligations undertaken under this Amendment, the Amended Note and the Security Instruments to which it is a party.

              (b) After giving effect to the transactions contemplated by this Amendment, each New Subsidiary has, and will have access to, adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

              (c) Each New Subsidiary has and, after giving effect to the transactions contemplated hereby, will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured.

The foregoing representations and warranties shall constitute representations and warranties of the New Subsidiaries under the Credit Agreement. Each of such representations and warranties shall survive and not be waived by the execution and delivery of this Amendment.


Section 6. Confirmation of Representations, Absence of Default.
           ---------------------------------------------------

         Each Borrower (including without limitation the New Subsidiaries) hereby confirms that the representations set forth in the Loan Documents (including without limitation those set forth in Section 6.9 of the Credit Agreement as to use of proceeds), as amended by this Amendment, are true and correct as of the date hereof, subject to the exceptions and further disclosures set forth in SCHEDULE A hereto. Each Borrower hereby confirms that, except as set forth in SCHEDULE A hereto, no Event of Default has occurred and is continuing under the Credit Agreement.


Section 7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         7.1 Upon the Effective Date, each reference in the Credit Agreement to "this Credit Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit


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                                       -7-

Agreement, and each reference in the Amended Note and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         7.2 Upon the Effective Date, each reference in the Credit Agreement and the other Loan Documents to the "Borrowers" shall mean and be a reference to the "Borrowers" or to "each Borrower" as the context may require, reflecting the addition of the New Subsidiaries, and the deletion of Compton's New Media, Inc., and Compton's Learning Company, as co-borrowers on a joint and several basis under the Credit Agreement and the other Loan Documents.

         7.3 Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except for the original promissory note and the amended and restated promissory note dated as of December 22, 1995, each of which is superseded by the Amended Note and has been, or will be, marked "canceled" and returned to SoftKey, each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. Each Borrower (and the Guarantor by its execution of the Second Amendment to Guaranty) agrees that, as of the date hereof, it has no defenses against the obligations represented by the Credit Agreement, the Amended Note, the Guaranty or the other Loan Documents.

         7.4 The amendments set forth herein (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement, the Amended Note, any other Loan Documents or any of the instruments or documents referred to by the foregoing documents, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, the Amended Note, the other Loan Documents or any of the instruments or documents referred to therein.


Section 8.  Cost and Expenses.
            -----------------

         Each Borrower agrees, jointly and severally, to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.


Section 9.  Governing Law.
            -------------

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


Section 10.  Counterparts.
             ------------

         This Amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.



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                                       -8-

         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed under seal by their respective officers thereunto duly authorized as of the date first above written.


                                     SOFTKEY INC.


                                     By: /s/ R. Scott Murray
                                        ------------------------------
                                        Name: R. Scott Murray
                                        Title: Chief Financial Officer



                                     SCHOOLCO INC.


                                     By: /s/ R. Scott Murray
                                        ------------------------------
                                        Name: R. Scott Murray
                                        Title: Chief Financial Officer



                                     THE LEARNING COMPANY


                                     By: /s/ R. Scott Murray
                                        ------------------------------
                                        Name: R. Scott Murray
                                        Title: Chief Financial Officer





                                     SOFTKEY MULTIMEDIA INC.


                                     By: /s/ R. Scott Murray
                                        ------------------------------
                                        Name: R. Scott Murray
                                        Title: Chief Financial Officer



                                     FLEET BANK OF MASSACHUSETTS, N.A.


                                     By: /s/ Thomas W. Davies
                                        ------------------------------
                                        Name:  Thomas W. Davies
                                        Title: Vice President



                                     For purposes of Section 3 only:


                                     COMPTON'S NEW MEDIA, INC.


                                     By: /s/ R. Scott Murray
                                        ------------------------------
                                        Name: R. Scott Murray
                                        Title: Chief Financial Officer



                                     COMPTON'S LEARNING COMPANY


                                     By: /s/ R. Scott Murray
                                        ------------------------------
                                        Name: R. Scott Murray
                                        Title: Chief Financial Officer